                       OFFICE OF THE UNITED STATES TRUSTEE

                             INITIAL REPORTING REQUIREMENTS FOR ALL CHAPTER 11
                          DEBTORS (File with U.S. Trustee within 20 days after petition filing.)

Debtors are required to submit copies of items 1-6 only if they were previously prepared.

--------------------------------------------------------------------------
                                      Document    Previously  Explanation
             Required Documents       Attached    Submitted    Attached
--------------------------------------------------------------------------

1. Most recently prepared annual         (x)         ( )          ( )
financial statements (balance sheet
and statement of income) Form 10-K
(as amended) for period ended
6/30/96.

2. Most recently prepared (other         (x)         ( )          ( )
than annual) balance sheet. Form
10-Q for period ended 9/30/96.

3. Most recently prepared (other         (x)         ( )          ( )
than annual) statement of income.
Form 10-Q for period ended 9/30/96.

4. Most recently filed State and         (x)         ( )          ( )
Federal Payroll tax return. Quarter
ended 9/30/96.

5. Most recently filed State and         ( )         ( )          (x)
Federal Income Tax return. See
explanation attached.

6. Most recently filed State sales       ( )         ( )          (x)
tax return. Not applicable.

7. Proof of establishment of             ( )         ( )          (x)
Debtor-in-Possession bank
accounts (submit voided checks).
Not applicable.

8. Proof of insurance (submit            (x)         ( )          ( )
declaration of pages).


The undersigned individual certifies under penalty of perjury (28 U.S.C. Section
1746) that to the best of the individual's knowledge, the documents appended are the most recently prepared and/or available.

By:      ________________________           Dated:__________________, 19__

         ------------------------------
         Title of Debtor Representative

                                                                       Exhibit 2

                 OFFICE OF THE UNITED STATES TRUSTEE -- REGION 3

                         MONTHLY REPORTING REQUIREMENTS

All Chapter 11 debtors must serve the U.S. Trustee with the documents and reports identified below no later than the 15th day of the month following the end of the month covered by the report.

Debtor Name:      Capital Gaming International, Inc.

Case Number:      96-19829 (JHW)

For the month of: December 23-31, 1996

--------------------------------------------------------------------------
                                      Document    Previously  Explanation
             Required Documents       Attached    Submitted    Attached
--------------------------------------------------------------------------
1. Income Statement                      (x)         ( )          ( )
2. Balance Sheet                         (x)         ( )          ( )
3. Statement of Cash Receipts and        (x)         ( )          ( )
Disbursements
4. Statement of Aged Receivables         (x)         ( )          ( )
5. Statement of Aged Payables            (x)         ( )          ( )
6. Statement of Operations, Taxes,       (x)         ( )          ( )
Insurance and Personnel
7. Tax Receipts                          ( )         ( )          (x)
8. Other documents/ reports as
required by the U.S. Trustee             ( )         ( )          ( )

-----------------------------------

-----------------------------------

The undersigned individual certifies under penalty of perjury (28 U.S.C. Section
1746) that to the best of the individual's knowledge, the documents appended are the most recently prepared and/or available.

By:      ________________________           Dated:__________________, 19__

         ------------------------------
         Title of Debtor Representative

                                                                       Exhibit 3

                 OFFICE OF THE UNITED STATES TRUSTEE -- REGION 3

                         INCOME STATEMENT: Accrual Basis

                For the Month Ending: December 31, 1996 (8 days)

Debtor Name:  Capital Gaming International, Inc.

Case Number:  96-19829 (JHW)

                                                Current           Prior
                                                 Month            Month
                                                (8 days)
Gross Revenues                                   25,806
     Less: Returns and Allowances                    --
Net Revenues                                     25,806
Cost of Sales: (1)                                   --
     Beginning Inventory                             --
     Add:  Purchases                                 --
     Less: Ending Inventory                          --
Cost of Goods Sold                                   --
Other Operating Expenses:                            --
     Officers Salaries                           19,162
     Direct Labor/Salaries                        4,461
     Benefits/Payroll Taxes                       2,384
     Supplies                                        --
     Insurance                                       --
     Rent                                           959
     Depreciation & Amortization                  1,291
     General & Administrative                     1,317

Net Operating Profit (Loss)                      (3,768)
Add: Other Income (2)                            10,057*
Less: Other Expenses                                 --
     Interest Expense                                 0
     Other (3)                                   30,087**
Total Other Expenses                             30,087
     Gain (Loss) Sale of Assets                      --
Profit (Loss) Before Taxes                      (23,798)
Income Taxes                                          0
Net Profit (Loss)                               (23,798)


1. If perpetual inventory records are not maintained, use of the prior period gross profit percentage is acceptable but must be disclosed.

2.   Identify the source if the amount is $500.00 or more.

3.   Provide details on "other" expenses over $500.00.

* Other Income

     Interest income on note receivable from wholly-owned subsidiary, Capital Gaming Management, Inc.

** Other Expenses

     Amortization of deferred finance cost and original issue discount $30,087.

                                                                       Exhibit 4

                 OFFICE OF THE UNITED STATES TRUSTEE -- REGION 3

                          BALANCE SHEET As of 12/31/96

Debtor Name:  Capital Gaming International, Inc.

Case Number:  96-19829 (JHW)                                       Initial Month


ASSETS (Book Value)                       Current Month            Prior Month

Current Assets
     Cash (includes $300
       cash on hand)
                                                86,870             ___________
     Inventory                                      --             ___________
     Accounts Receivable                     2,100,000             ___________
     Notes Receivable                        4,545,216             ___________
     Other (attach list)
       Deposits and prepaids
                                               444,350             ___________
                                            -----------

Total Current Assets                         7,176,436             ___________
                                            -----------


Fixed Assets
     Property and Equipment                    135,698             ___________
     Accumulated Depreciation                   53,262             ___________
                                            ----------

Total Fixed Assets                              82,436

     Other (attach list) Assets              9,896,936             ___________
                                           -----------

TOTAL ASSETS                                17,155,808
                                           ===========             ===========


LIABILITIES

Post-petition Liabilities
     Accounts Payable                              746             ___________
     Notes Payable                                   0             ___________
     Rents & Leases Payable                          0             ___________
     Taxes Payable                                   0             ___________
     Accrued Interest                                0             ___________
     Other:  ________________                       --             ___________
                                           -----------

Total Post-petition Liabilities                    746             ___________
                                           -----------


Pre-petition Liabilities
     Unsecured Debt                         28,765,925             ___________
     Notes Payable-Secured                 103,635,927             ___________
     Other Debt (priority claims)
       Taxes                                         0             ___________

       Wages                                     8,000             ___________
       Deposits                                     --             ___________
     Other:  ________________                       --             ___________

Total Pre-petition Liabilities             132,409,852
                                           ===========             ===========

TOTAL LIABILITIES                          132,410,598


OWNER EQUITY (DEFICIT)                                             ___________

         Preferred Stock                             --            ___________

         Common Stock                       37,617,099             ___________

         Capital Surplus                     7,877,002             ___________

         Retained Earnings                (160,748,891)


PARTNERS' INVESTMENT (DEFICIT)                                     ___________


TOTAL OWNER EQUITY (NET WORTH)            (115,254,790)
                                           ===========             ===========

TOTAL LIABILITIES AND OWNER EQUITY
                                            17,155,808
                                           ===========             ===========


NOTES:

1.   Explain significant events, including
     contingent liabilities and pending lawsuits, which may have a material effect on the financial condition of the debtor.

2. Value assets at lower of cost or market and identify which method is being used.

3. Explain the method of inventory valuation if other than the lower of cost or market.

4. Identify any changes in stock holdings of "insiders" during the reporting period.

                                           ===========             ==========


Capital Gaming International, Inc.
Schedule of Other Assets
31-Dec-96

Cash escrow held by bond trustee                                  $  937,047
Cash escrow held by CCCD/RCJV bankruptcy trustee                          -- (1)
Advances to CDGC subsidiary                                        2,165,975
Intangible assets                                                  6,793,914
                                                                   ---------


Total                                                              9,896,936
                                           ===========            ===========


(1) $500,000 escrow balance subject to offset by CCCD/RCJV bankruptcy trustee and also subject to claims of Capital Gaming International, Inc. secured creditors.

                                                                       Exhibit 5

                 OFFICE OF THE UNITED STATES TRUSTEE -- REGION 3

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

                For the Month Ending: December 31, 1996 (8 days)


Debtor Name:   Capital Gaming International, Inc.

Case Number:   96-19829 (JHW)

Account Name:  Capital Gaming International, Inc.

Depository:       PNC Bank


                                  CASH RECEIPTS
                     (attach additional sheets as necessary)


  Date                    Description (Source)                       Amount
  ----                    --------------------                       ------

               Beginning Cash Balance                                 $(1,430)

12/29/96       Cash received from CGMI


                              Total Cash Receipts                   $88,000

--------------------------------------------------------------------------------

                               CASH DISBURSEMENTS
                     (attach additional sheets as necessary)


    Date          Check No.        Payee        Description         Amount
    ----          ---------        -----        -----------         ------


      None


Total Cash Disbursements                                            $     0

Adjustments (explain)                                               $    --

Ending Cash Balance (must be reconcilable to the
bank statement for account cited above)                             $86,570

                                                                       Exhibit 4


                 OFFICE OF THE UNITED STATES TRUSTEE -- REGION 3

                          BALANCE SHEET As of 12/31/96

Debtor Name: Capital Gaming International, Inc.

Case Number: 96-19829 (JHW)


ASSETS (Book Value)                                                Initial Month

Current Assets
   Cash (includes $300 cash on hand)                                    86,870
   Inventory                                                                --
   Accounts Receivable                                               2,100,000
   Notes Receivable                                                  4,545,216
   Other -- Deposits and prepaids                                      444,350
                                                                   -----------

Total Current Assets                                                 7,176,436


Fixed Assets
   Property and Equipment                                              135,698
   Accumulated Depreciation                                             53,262

Total Fixed Assets                                                      82,436


   Other Assets (attach list)                                        9,896,936

TOTAL ASSETS                                                        17,155,808
                                                                    ==========

LIABILITIES

Post-petition Liabilities
   Accounts Payable                                                        746
   Notes Payable                                                             0
   Rents & Leases Payable                                                    0
   Taxes Payable                                                             0
   Accrued Interest                                                          0
   Other                                                                    --
                                                                   -----------

Total Post-petition Liabilities                                            746


Pre-petition Liabilities
   Unsecured Debt                                                   28,765,925
   Notes Payable - Secured                                         103,635,927
   Other Debt (priority claims)
     Taxes                                                                   0
     Wages                                                               8,000
     Deposits                                                               --

   Other                                                                    --

Total Pre-petition Liabilities                                     132,409,852
TOTAL LIABILITIES                                                  132,410,598
                                                                   ===========

OWNER EQUITY (DEFICIT)

   Preferred Stock

   Common Stock                                                     37,617,099

   Capital Surplus                                                   7,877,002

   Retained Earnings                                              (160,748,891)


PARTNERS' INVESTMENT (DEFICIT)


TOTAL OWNER EQUITY (NET WORTH)                                    (115,254,790)
                                                                   ===========


TOTAL LIABILITIES AND OWNER EQUITY                                  17,155,808
                                                                   ===========


NOTES

1. Explain significant events, including contingent liabilities and pending lawsuits, which may have a material effect on the financial condition of the debtor.

2. Value assets at lower of cost or market and identify which method is being used.

3. Explain the method of inventory valuation if other than the lower of cost or market.

4. Identify any changes in stock holdings of "insiders" during the reporting period.

Capital Gaming International, Inc.
Schedule of Other Assets
31-Dec-96

Cash escrow held by bond trustee                                 $  937,047

Cash escrow held by CCCD/RCJV bankruptcy trustee                         --  (1)

Advances to CDGC subsidiary                                       2,165,975

Intangible assets                                                 6,793,914


Total                                                             9,896,936
                                                                 ==========

(1) $500,000 escrow balance subject to offset by CCCD/RCJV bankruptcy trustee and also subject to claims of Capital Gaming International, Inc. secured creditors.

                                                                       Exhibit 5

                 OFFICE OF THE UNITED STATES TRUSTEE -- REGION 3

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

                For the Month Ending: December 31, 1996 (8 days)


Debtor Name:   Capital Gaming International, Inc.

Case Number:   96-19829 (JHW)

Account Name:  Capital Gaming International, Inc.

Depository:    PNC Bank


                                  CASH RECEIPTS
                     (attach additional sheets as necessary)


  Date                    Description (Source)                       Amount
  ----                    --------------------                       ------

                     Beginning Cash Balance                          $(1,430)

12/29/96             Cash received from CGMI                          88,000


                              Total Cash Receipts                    $88,000

--------------------------------------------------------------------------------

                               CASH DISBURSEMENTS
                     (attach additional sheets as necessary)


    Date          Check No.        Payee        Description         Amount
    ----          ---------        -----        -----------         ------


      None


Total Cash Disbursements                                            $     0

Adjustments (explain)                                               $

Ending Cash Balance (must be reconcilable to the
bank statement for account cited above)                             $86,570

                                                                       Exhibit 6

                 OFFICE OF THE UNITED STATES TRUSTEE -- REGION 3

                          STATEMENT OF AGED RECEIVABLES

                         For the month Ending: 12/31/96



Debtor Name:  Capital Gaming International, Inc.

Case Number:  96-19829 (JHW)



================================================================================

Total Due:        Current        Past Due        Past Due           Past Due
                  (0-30 Days)    (31-60 Days)    (61-90 Days)       (91+ Days)
--------------------------------------------------------------------------------

Pre-petition
------------
CGMI
2,074,194            74,194        100,000      100,000             1,800,000

Post-petition
------------
CGMI
25,806               25,806

Totals
------------
2,100,000           100,000        100,000      100,000             1,800,000
================================================================================


Notes:

1. Please explain what actions have been taken to collect receivables more than 60 days past due.

Receivables are due from Capital Gaming Management, Inc. ("CGMI"), a wholly-owned subsidiary. Payments are allocated first to the note receivable and the residual amount is allocated to the service agreement receivable.

2. Provide details on all receivables due from any affiliate of debtor in an attachment.

Receivables arise from management services agreement between Capital Gaming International, Inc. and its wholly-owned subsidiary, CGMI.

ACCOUNTS RECEIVABLE RECONCILIATION:

1. Opening Balance (total from prior report)                    2,074,194
2. New Accounts this Month                                         25,806
3. Balance (add lines 1 and 2)                                  2,100,000
4. Amount Collected on Prior Accounts                                   0
5. Closing Balance (subtract line 4 from line 3)                2,100,000

                                                                       Exhibit 7

                 OFFICE OF THE UNITED STATES TRUSTEE -- REGION 3

                           STATEMENT OF AGED PAYABLES
                           --------------------------

                     For the month Ending: December 31, 1996



Debtor Name:      Capital Gaming International, Inc.

Case Number:      96-19829 (JHW)



================================================================================

Total Due:         Current        Past Due        Past Due           Past Due
                   (0-30 Days)    (31-60 Days)    (61-90 Days)       (91+ Days)
--------------------------------------------------------------------------------

Federal Express     Courier           167

Skidmore Art        Design            243
Consultants

Sprint              Phone              83

A Business          Phone             193
Conference Call

Disclosure Info.    Legal Research     60
Centers             Service

TOTALS:                               746
================================================================================

You may combine all payables less than 30 days past due and show on one line.

Note: Please include only post-petition debts and explain why accounts over 30 days past due have not been paid.


--------------------------------------------------------------------------------

ACCOUNTS RECEIVABLE RECONCILIATION:

1.  Opening Balance (total from prior report)                     0
2.  Total New Indebtedness Incurred This Month                  746
3.  Balance (add lines 1 and 2)                                 746
4.  Amount Paid on Prior Accounts Payable                         0
5.  Closing Balance (subtract line 4 from line 3)               746

                                                                       Exhibit 8

                 OFFICE OF THE UNITED STATES TRUSTEE -- REGION 3

             STATEMENT OF OPERATIONS, TAXES, INSURANCE AND PERSONNEL
             -------------------------------------------------------

                     For the month Ending: December 31, 1996



Debtor Name:  Capital Gaming International, Inc.

Case Number:  96-19829 (JHW)


1. What efforts have been made toward the preparation of a plan of reorganization?

A Plan of Reorganization was filed by the Debtor simultaneously with filing the Voluntary Petition (December 23, 1996)

2. Has the debtor, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

         ___  Yes
         _X_  No

Identify amount, who was paid and date paid:------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

3. Provide a narrative report of significant events affecting debtor's business (attach separate sheet if necessary).

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

4. List any payment(s) on debt that has been personally guaranteed by any principal, partner or officer of the business.

       N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

5. If assets have been sold in other than the ordinary course of business, please provide details as to the assets sold, date of sale, total sales price, deductions (i.e. commissions), and net amount received.

       N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

6.   STATUS OF TAXES N/A - no post-petition taxes withheld or owed.

--------------------------------------------------------------------------------
                   Amount Withheld or
                   Accrued                                        Post-Petition
                                       Amount Paid    Date Paid   Taxes Past Due
--------------------------------------------------------------------------------

FEDERAL TAXES

FICA

Withholding

Unemployment

Income

Other


STATE TAXES

Dept. of Labor &
Industries

Income

Employment Sec.

Dept. of Revenue

     B&O

     Sales

     Excise


OTHER TAXES

City Business

License

Personal Property

Real Property

Other (List)

Explain reason for any past due post-petition taxes:

       N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


7.   SCHEDULE OF SALARY AND OTHER PAYMENTS TO PRINCIPALS/ EXECUTIVES/INSIDERS*


                                                      Nature of
Payee Name               Position                     Payment          Amount
--------------------------------------------------------------------------------
Edward M. Tracy          President and CEO            Accrual          $10,645
--------------------------------------------------------------------------------
Clinton L. Pagano        Exec. VP or Compliance       Accrual          $ 2,151
--------------------------------------------------------------------------------
William S. Papazian      Sr. VP and Gen. Counsel      Accrual          $ 4,301
--------------------------------------------------------------------------------
Cory Morowitz            Acting CFO                   Accrual          $ 2,065
--------------------------------------------------------------------------------


List accrued salaries whether or not paid and any draws of any kind or perks such as car etc. made to or for the benefit of any proprietor, owner, partner, shareholder, officer, director or insider.

8.   SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS


                   Appointment Amount Paid  Date of Court Aggregate  Estimated
                   Date        This Month   Approval      Received   Balance Due

Debtor's Counsel               $ None                     $          $ None

Creditors'                     $                          $          $
Committee
Counsel

Trustee Counsel                $                          $          $

Accountant                     S                          $          $

Other                          $                          $          $




Identify fees accrued but not paid:     Not aware of any

9. Explain any changes in insurance coverage which occurred during the reporting period.

There were no changes in insurance coverage.

10.  PERSONNEL

================================================================================
                                          Full Time           Part Time
--------------------------------------------------------------------------------
Total number of employees at
beginning of period                          8                    0
--------------------------------------------------------------------------------
Number hired during the period               0                    0
--------------------------------------------------------------------------------
Number terminated or resigned
during period                                0                    0
--------------------------------------------------------------------------------
Total number of employees on
payroll at period end                        8                    0
================================================================================


Total payroll for the period  $23,623                  Allocated from payment
                              -------                  made pre-petition